SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [XXX]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]	Preliminary Proxy Statement
[XXX]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
(Name of Registrant as Specified In Its Charter)


MARC A. SCHUMAN
(Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[XXX]	No Fee Required.
[   ]	$500 per each party to the controversy pursuant to Exchange Act Rule 14a-
6(i)(3).
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
[   ] 	No fee is required pursuant to Exchange Act Rules 14a-6 (i)(1)
and (2), or 14a-6(j)(2) or the 1940 Act Rule 20a-1.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11:

4)Proposed maximum aggregate value of transaction:



Set forth the amount on which the filing fee is calculated and state how it was determined.


[   ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:


2)	Form, Schedule or Registration Statement No.:


3)	Filing Party:


4)	Date Filed:

                GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ----------------------

                        TO BE HELD ON DECEMBER 12, 1997

                            ----------------------

To the Stockholders of Greenwich Street California Municipal Fund Inc.:

  The Annual Meeting of Stockholders of Greenwich Street California Municipal Fund Inc. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, New York, New York, 22nd Floor, on December 12, 1997 at 10:00 A.M. (New York Time) for the following purposes:

    1. To elect three Class II directors, each to hold office for the term indicated and until his successor shall have been elected and qualified;

    2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Fund; and

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on November 3, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                       By Order of the Board of Directors

                                       Christina T. Sydor
                                       Secretary

New York, New York
November 12, 1997

                            ----------------------

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                            ----------------------

                                PROXY STATEMENT

                            ----------------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON DECEMBER 12, 1997

                                 INTRODUCTION

  This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the Greenwich Street California Municipal Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on December 12, 1997 at 10:00 A.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

  The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Inc. ("Smith Barney"), which makes a market in the Fund's shares; Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager"), the Fund's investment manager; and/or First Data Investor Services Group, Inc. ("FDIS"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and SBMFM are each located at 388 Greenwich Street, New York, New York 10013; FDIS is located at 53 State Street, Boston, Massachusetts 02109.

  The Annual Report of the Fund, including audited financial statements for the fiscal year ended August 31, 1997 has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about November 12, 1997. The Fund will provide additional copies of the Annual Report to any stockholder upon request by calling the Fund at 1-800-224-7523.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have no impact on the requisite approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present, in person or by proxy by the stockholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present, in person or by proxy by the stockholders of the Fund voting on the matter. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

  The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

  The Board of Directors of the Fund has fixed the close of business on November 3, 1997 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of business on November 3, 1997, the Fund had outstanding 3,658,334 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 3,593,348 or 98.22% were held in accounts, but not beneficially owned by, CEDE & Co., as nominee for the Depository Trust Company, Box 20, Bowling Green Station, New York, New York 10004-9998. At the close of business on November 3, 1997, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934) to the knowledge of the Board of Directors or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

  As of the Record Date, to the knowledge of the Fund, no shares of Smith Barney's ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board members who are not interested persons of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")).

  In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Board of Directors of the Fund is classified into three classes. The directors serving in Class II have terms expiring at the Meeting; each Class II director currently serving on the Board has been nominated by the Board of Directors for reelection at the Meeting to serve for a term of three years (until the Year 2000 Annual Meeting of Shareholders) or until his successor is elected and qualified. The affirmative vote of a plurality of the shares present at the Meeting is required to elect the nominees. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below.

  The Board of Directors of the Fund knows of no reason why any of the Class II nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain information concerning the nominees is set forth below. All of the nominees are currently directors of the Fund and have served in such capacity since the Fund commenced operations. Any director affiliated with the Manager and considered an "interested person" of the Fund, as defined in the 1940 Act is indicated by an asterisk(*).

                  PERSONS NOMINATED FOR ELECTION AS DIRECTORS

                                                             NUMBER OF SHARES
                             PRINCIPAL OCCUPATIONS          AND % BENEFICIALLY
                            DURING PAST FIVE YEARS,            OWNED AS OF
         NAME             OTHER DIRECTORSHIPS, AND AGE       NOVEMBER 3, 1997
         ----             ----------------------------      ------------------
 CLASS II DIRECTORS
 Heath B. McLendon*   Managing Director of Smith Barney;         549.14**
  Director since 1994 Director of forty-one investment        (Less than 1%)
                      companies associated with Smith
                      Barney; Chairman of the Board of
                      Smith Barney Strategy Advisers Inc.
                      and Director and President of SBMFM
                      and Travelers Investment Adviser,
                      Inc. ("TIA"); prior to July 1993,
                      Senior Executive Vice President of
                      Shearson Lehman Brothers Inc.; Vice
                      Chairman of Shearson Asset
                      Management; 64.
------------------

** Represents shares owned by this Director's family.

                                                              NUMBER OF SHARES
                              PRINCIPAL OCCUPATIONS          AND % BENEFICIALLY
                             DURING PAST FIVE YEARS,            OWNED AS OF
         NAME              OTHER DIRECTORSHIPS, AND AGE       NOVEMBER 3, 1997
         ----              ----------------------------      ------------------
 Roderick C. Rasmussen Investment Counselor; Director of            None
  Director since 1994  ten investment companies associated
                       with Smith Barney. Formerly Vice
                       President of Dresdner and Company
                       Inc. (investment counselors); 71.
 John P. Toolan        Retired; Director of ten investment          None
  Director since 1994  companies associated with Smith
                       Barney; Director of John Hancock
                       Funds. Formerly Director and
                       Chairman of the Smith Barney Trust
                       Company and Director of Smith
                       Barney Inc. and the Manager. Prior
                       to 1992, Senior Executive Vice
                       President, Director and Member of
                       the Executive Committee of Smith
                       Barney; 67.

  The remainder of the Board constitutes the Class III and Class I directors, none of whom will stand for election at the Meeting, as their terms will expire in 1998 and 1999, respectively.

                        DIRECTORS CONTINUING IN OFFICE

 CLASS III DIRECTORS
 Donald R. Foley       Retired; Director of ten investment          None
  Director since 1994  companies associated with Smith
                       Barney. Formerly Vice President of
                       Edwin Bird Wilson, Incorporated
                       (advertising); 75.
 Paul Hardin           Professor of Law at the University           None
  Director since 1994  of North
                       Carolina at Chapel Hill; Director
                       of twelve investment companies
                       associated with Smith Barney;
                       Director of The Summit
                       Bancorporation. Formerly,
                       Chancellor of the University of
                       North Carolina at Chapel Hill; 66.
 CLASS I DIRECTORS
 Joseph H. Fleiss      Retired; Director of ten investment          None
  Director since 1994  companies associated with Smith
                       Barney. Formerly, Senior Vice
                       President of Citibank, Manager of
                       Citibank's Bond Investment
                       Portfolio and Money Desk, and a
                       Director of Citicorp Securities
                       Co., Inc.; 80.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership with the

Securities and Exchange Commission, the American Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, except for a late filing of a Statement of Changes in Beneficial Ownership for Travelers Group Inc. and Smith Barney Inc., the Fund believes that, during fiscal year 1997, all filing requirements applicable to such persons were complied with.

  The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of all the directors who are not interested persons of the Fund or the Manager (the "independent directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors.

  Six meetings of the Board of Directors of the Fund were held between September 1, 1996 and August 31, 1997, five of which were regular meetings. No director attended less than 75% of these meetings.

  Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees (including reimbursement for travel and out-of-pocket expenses) of $4,000 were paid to such directors by the Fund during the fiscal year beginning on September 1, 1996, through August 31, 1997. Fees for independent directors who are directors of a group of funds sponsored by Smith Barney are set at $42,000 per annum plus $100 per portfolio for each Board meeting attended. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Smith Barney.

  The following table shows the compensation paid by the Fund to each director during the Fund's last fiscal year (from September 1, 1996 to August 31,
1997).

                              COMPENSATION TABLE

                                                                           TOTAL
                                       PENSION OR                        NUMBER OF
                                       RETIREMENT    COMPENSATION FROM   FUNDS FOR
                        AGGREGATE   BENEFITS ACCRUED   FUND AND FUND   WHICH DIRECTOR
                       COMPENSATION    AS PART OF         COMPLEX      SERVES WITHIN
 NAME OF PERSON         FROM FUND    FUND EXPENSES   PAID TO DIRECTORS  FUND COMPLEX
 --------------        ------------ ---------------- ----------------- --------------
Joseph H. Fleiss         $645**          0             $58,200            10
Donald R. Foley           645**          0              58,700            10
Paul Hardin                 645             0              76,300            12
Heath B. McLendon*            0             0                   0            41
Roderick C. Rasmussen       645             0              58,700            10
John P. Toolan            645**             0              58,700            10
C. Richard Youngdahl+       312             0              18,700            10

-----------
 * Designates an "interested director".
** Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the payment of some or all of their compensation:
  Joseph H. Fleiss--$22; Donald R. Foley--$22; and John P. Toolan--$645.

 + Effective January 1, 1997, Mr. Youngdahl elected to become Director
  Emeritus. Upon attainment of age 72 the Fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended.

  The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                                                         PRINCIPAL OCCUPATIONS
                    OFFICES AND POSITIONS    PERIOD     DURING PAST FIVE YEARS
  NAME                 HELD WITH FUND     OFFICES HELD          AND AGE
  ----              --------------------- ------------  ----------------------
 Heath B. McLendon  Chairman of the Board 1995 to date (see table of directors
                    and Chief Executive                above)
                    Officer
 Lewis E. Daidone   Senior Vice President 1994 to date Managing Director of
                    and Treasurer                      Smith Barney; Senior
                                                       Vice President and
                                                       Treasurer
                                                       of the other investment
                                                       companies associated
                                                       with Smith Barney;
                                                       Director and Senior Vice
                                                       President of the Manager
                                                       and TIA; 40.
 Joseph P. Deane    Vice President        1994 to date Managing Director of
                                                       Smith Barney
                                                       and investment officer
                                                       of certain other
                                                       investment companies
                                                       associated with Smith
                                                       Barney; 50.
 Christina T. Sydor Secretary             1994 to date Managing Director of
                                                       Smith Barney; Secretary
                                                       of the other investment
                                                       companies associated
                                                       with Smith Barney;
                                                       Secretary and General
                                                       Counsel of the Manager
                                                       and TIA; 46.
 Thomas M. Reynolds Controller and        1994 to date Director of Smith Barney
                    Assistant Secretary                and Controller and
                                                       Assistant Secretary of
                                                       certain other investment
                                                       companies associated
                                                       with Smith Barney; 37.

  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                                PROPOSAL NO. 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP ("KPMG") has been selected as the independent auditors to audit the accounts of the Fund for and during the fiscal year ending August 31, 1998 by a majority of the independent directors by a vote cast in person, subject to ratification by the stockholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for the

Manager, other investment companies associated with Smith Barney and for Travelers. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Travelers, or any other investment company sponsored by Smith Barney or its affiliates.

  If the Fund receives a written request from any stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

  The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of KPMG.

  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                      DEADLINE FOR STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be presented at the 1998 Annual Meeting of the Stockholders of the Fund must be received by August 15, 1998 to be included in the proxy statement and the form of proxy relating to that meeting as the Fund expects that the 1998 Annual Meeting will be held in December of 1998.

                                 OTHER MATTERS

  The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

  All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                       By Order of the Board of Directors,

                                       Christina T. Sydor
                                       Secretary

November 12, 1997

                      [This page intentionally left blank]
FORM OF PROXY
GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
388 Greenwich Street
New York, New York 10013
This Proxy is Solicited on Behalf of the Directors of the Fund

The undersigned hereby appoints HEATH B. McLENDON, CHRISTINA T. SYDOR, and ROBERT M. NELSON, and each of them acting in the absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of Greenwich Street California Municipal Fund Inc. held of record by the undersigned on November 3, 1997 at a Meeting of Stockholders to be held on December 12, 1997 or any adjournment thereof.




CONTINUED AND TO BE SIGNED ON REVERSE SIDE	[SEE REVERSE SIDE]







[   X   ]	Please mark
	votes as in
	this example.

The Board of Directors recommends a vote "FOR" the following proposals. This proxy, when properly executed, will be voted in the manner directed herein by the undersgned stockholder. If no direction is made, this proxy will be voted FOR each nominee for director and FOR each proposal.

1.	ELECTION OF DIRECTORS
Nominees: H.B. McLendon, R.C. Rasmussen, J.P. Toolan,

	   FOR			WITHHELD
	[              ]		[                 ]

(INSTRUCTION:	To withhold authority to vote for any individual nominee
write that nominee's name on the space provided above.)

	[              ]
	For all nominees except as noted above


2.	PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS
THE INDEPENDENT AUDITORS OF THE FUND.

	   FOR			WITHHELD		ABSTAIN
	[              ]		[                 ]		[                   ]

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

	[               ]
	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.

Signature: ____________________________ Date: ______________
Signature: ____________________________ Date: ______________
g:funds\#gcm\secdocs\proxycrd.doc